GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT, dated as of June 28, 2005, by Cedric Kushner Promotions, Inc. a Delaware corporation ("CKP") and Ckrush Entertainment, Inc. a Delaware corporation and wholly owned subsidiary of CKP ("Ckrush"), (CKP and Ckrush are collectively referred to herein as the "Guarantor") in favor of CORNELL CAPITAL PARTNERS, L.P., a Delaware limited partnership ("Cornell").

                              W I T N E S S E T H:

     WHEREAS, Ckrush and Headliners Entertainment, Inc. ("Headliners") entered into a Subscription Agreement dated as of the date hereof (the "Subscription Agreement") in connection with an investment by Headliners in units of revenue participation rights (the "Units") in connection with two motion pictures (the "Pictures");

     WHEREAS, Cornell has purchased, and Headliners has issued to Cornell, a Convertible Debenture dated as of the date hereof with a principal amount of $3,000,000 (the "Convertible Debenture"), the net proceeds of which will be used by Headliners for its purchase of the Units;

     WHEREAS, to induce Cornell to purchase the Convertible Debenture Cornell and Headliners have entered into that certain Security Agreement, dated as of the date hereof (the "Security Agreement") pursuant to which, among other things, Headliners grants to Cornell a security interest in and to the Pledged Property (as defined in the Security Agreement);

     WHEREAS, to induce Cornell to purchase the Convertible Debenture Cornell and Headliners have entered into that certain Amended Pledge and Escrow Agreement, dated as of the date hereof (the "Pledge Agreement") pursuant to which, among other things, Headliners pledged to Cornell the Pledged Shares (as defined in the Pledge Agreement);

     WHEREAS, to induce Cornell to purchase the Convertible Debenture and to finance Headliners investment in the Picture, the Guarantor will guarantee the repayment of the Convertible Debenture to Cornell.

     WHEREAS, the Guarantor will benefit from Cornell's purchase of the Convertible Debenture issued by Headliners through Headliners' investment in the Units which will provide Ckrush with financing in connection with the Pictures; and

     NOW, THEREFORE, in consideration of the promises and the agreements herein and in order to induce Cornell to purchase the Convertible Debenture, the Guarantor hereby agrees with Cornell as follows:

     Section 1. Definitions. All terms used in this Guaranty which are defined in the Convertible Debenture and not otherwise defined herein shall have the same meanings herein as set forth in the Convertible Debenture.

     Section 2. Guaranty.

          (a) Subject to the provisions of Section 2(c) below, the Guarantor does hereby irrevocably, absolutely and unconditionally guaranty the prompt payment by Headliners, as and when due and payable (whether maturity, required payment, acceleration, demand or otherwise), of all of the obligations (collectively, the "Obligations") from time to time owing by Headliners to Cornell under the Convertible Debenture, whether for principal, Disbursements, interest (including, without limitation, all interest that accrues after the commencement of any insolvency proceeding with respect to Headliners, whether or not a claim for post-filing interest is allowed in such proceeding), fees, commissions, expense reimbursements, indemnifications or otherwise, and whether accruing before or subsequent to the commencement of any insolvency proceeding with respect to Headliners (notwithstanding the operation of the automatic stay under Section 362(a) of the U.S. Bankruptcy Code), and the due performance and observance by Headliners of its other Obligations now or hereafter existing in respect of the Convertible Debenture (the "Guaranteed Obligations"),

          (b) The Guarantor does hereby agrees to pay any and all expenses (including counsel fees and expenses) incurred by Cornell in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Headliners to Cornell under the Convertible Debenture but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Headliners or any Guarantor.

          (c) Condition to Guaranty. Notwithstanding anything to the contrary set forth in this Guaranty, Cornell shall have the absolute right to enforce this Guaranty at any time commencing on the second anniversary of the date hereof, but in no event prior to such date, provided however, that Cornell may enforce this Guaranty earlier upon the occurrence of (i) a material breach under the Limited Liability Company Agreements of TV The Movie Holdings, LLC or Beer League Holdings, LLC which affects the rights or interests of Cornell, (ii) an Event of Default under the Security Agreement dated the date hereof by and between TV The Movie Holdings, LLC, Headliners, and the Other Investors (as defined therein) ("TV The Movie Security Agreement") or the Security Agreement dated the date hereof by and between Beer League Holdings, LLC, Headliners, and the Other Investors (as defined therein) ("Beer League Security Agreement"),
(ii) a material breach by Ckrush under the Subscription Agreement which affects the rights or interests of Headliners, or (iv) a material breach under the Security Agreement dated the date hereof between Ckrush and Cornell ("Ckrush Security Agreement"); provided, however, that upon the occurrence of any of the items set forth in (i), (ii), (iii), or (iv) above, prior to any actions by Cornell to enforce this Guaranty, Cornell shall provide the Guarantor with written notice of such occurrence and an opportunity for the Guarantor to cure any material breach or Event of Default, as applicable within ten (10) days from its receipt of written notice

     Section 3. Guaranty Absolute; Continuing Guaranty; Assignments.

          (a) Subject to the conditions to this Guaranty set forth in Section 2(c) above, the Guarantor hereby guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Convertible Debenture, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Cornell with respect thereto. The Guarantor agrees that its guarantee constitutes a guaranty of payment of the Obligations and not of collection and waives any right to require that any resort be made by Cornell to any collateral. The Obligation of the Guarantor under this Guaranty are independent of the Obligation under the Convertible Debenture, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against Headliners or the Guarantor or whether Headliners or the Guarantor is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

               (i) any lack of validity or enforceability of the Convertible Debenture or any agreement or instrument relating thereto;

               (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Guaranteed Obligation, or any other amendment or waiver of or any consent to departure from the Convertible Debenture, provided, however, the Guarantor shall not be liable under this Guarantee as a result of any increase in the Guaranteed Obligations resulting from the extension of additional credit to Headliners or the Guarantor or otherwise;

               (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

               (iv) the existence of any claim, set-off, defense or other right that the Guarantor may have against any Person, including, without limitation, Cornell;

               (v) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of Cornell; or

               (vi) any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by Cornell that might otherwise constitute a defense available to, or a discharge of, Headliners or any Guarantor or surety.

          (b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligation is rescinded or must otherwise be returned by Cornell or any other Person upon the insolvency, bankruptcy or reorganization of Headliners or otherwise, all as though such payment had not been made.

          (c) This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the payment in full, whether in cash or securities, as the case may be, of the Guaranteed Obligation and all other amounts payable under this Guaranty, (ii) shall be binding upon the Guarantor, its successors and assigns and (iii) inure to the benefit of and be enforceable by Cornell and its successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Cornell may pledge, assign or otherwise transfer all or any portion of its rights under the Convertible Debenture to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Cornell herein or otherwise, in each case as provided in the Convertible Debenture.

     Section 4. Waivers. The Guarantor hereby waives, to the full extent permitted by applicable law, (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Obligation by Headliners or the Guarantor; (iii) notice of any actions taken by Cornell under the Convertible Debenture or any other agreement or instrument related thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligation or of the Obligation of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving the Guarantor of its Obligation hereunder; (v) any right to compel or direct Cornell to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source; (vi) any requirement that Cornell protect, secure, perfect or insure any security interest or security interest or any property subject thereto or exhaust any right or take any action against Headliners, any other Guarantor or any other Person or any collateral; and (vii) any other defense available to the Guarantor. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. The Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     Section 5. Subrogation.

          (a) Until the final payment in cash and securities pursuant to the terms of the Convertible Debenture and performance in full of all of the Obligations, the Guarantor shall not exercise any rights against Headliners arising as a result of payment by Headliners by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with Cornell in respect of any payment hereunder in any insolvency proceedings; the Guarantor will not claim any set-off, recoupment or counterclaim against Headliners or any other Guarantor in respect of any liability of the Guarantor to Headliners; and the Guarantor and Headliners waives any benefit of and any right to participate in any collateral security which may be held by Cornell. Following the final payment in cash and securities pursuant to the terms of the Convertible Debenture and performance in full of all Obligations, the Guarantor shall be entitled to receive any and all amounts of such Obligations paid from the Disbursements (as defined in the Convertible Debenture) to Headliners and to exercise any of the Guarantor's other subrogation rights at law with respect to the foregoing. The Guarantor hereby agrees that, except with respect to Disbursements as set forth in the preceding sentence, the rights to any payments to the Guarantor from Headliners shall at all times be junior in right of payment and fully subordinated to Cornell of all indebtedness now existing or hereafter arising, contingent or otherwise, of Headliners to Cornell including, without limitation, obligations to pay (i) principal, (ii) interest or premium, (iii) fees, (iv) costs, expenses and other amounts related to any indemnity against loss, damage or liability, and (v) any other monetary obligations.

          (b) The payment of any amounts due with respect to any indebtedness of Headliners or the Guarantor for money borrowed or credit received now or hereafter owed to the Guarantor is hereby subordinated to the prior payment in full of all of the Obligations. The Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of Headliners to the Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by the Guarantor as trustee for Cornell and be paid over to Cornell, on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

     Section 6. Representations, Warranties and Covenants. The Guarantor hereby represents and warrants as follows:

          (a) The Guarantor (i) is a corporation or other entity, duly organized, validly existing and in good standing under the laws of the state or other applicable jurisdiction of its organization as set forth on the first page hereof, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Guaranty and each other related document to which the Guarantor is a party, and to consummate the transactions contemplated hereby and thereby and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary and where the failure to be so qualified could reasonably be expected to have a material adverse effect.

          (b) The execution, delivery and performance by the Guarantor of this Guaranty and each other related document to which the Guarantor is a party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, or any applicable law or regulation or any contractual restriction binding on or otherwise affecting the Guarantor or its properties, (iii) do not and will not result in or require the creation of any lien (other than pursuant to the Convertible Debenture) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental agency is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other related document to which the Guarantor is a party, except for the filing of any UCC financing statement or such other registrations, filings or recordings as may be necessary to perfect any lien purported to be created by the Convertible Debenture or any related document to which the Guarantor is a party, and any public filings with the Securities and Exchange Commission.

          (d) Each of this Guaranty and the Convertible Debenture and related documents to which the Guarantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

          (e) There are no pending or written notices threatening any action, suit or proceeding affecting the Guarantor before any court or other governmental agency or any arbitrator that (x) if adversely determined could reasonably be expected to have a material adverse effect, except as disclosed in public filings with the Securities and Exchange Commission, or (y) relates to this Guaranty, the Convertible Debenture or any of the related documents to which the Guarantor is a party or any transaction contemplated hereby or thereby and = as of the date hereof, the Guarantor does not hold any commercial tort claims in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant.

          (f) The Guarantor (i) has read and understands the terms and conditions of the Convertible Debenture and the other related documents to which it is a party, and (ii) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of Headliners, and has no need of, or right to obtain from Cornell, any credit or other information concerning the affairs, financial condition or business of Headliners that may come under the control of Cornell.

     Section 7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, Cornell may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Cornell to or for the credit or the account of the Guarantor against any and all Obligations of the Guarantor now or hereafter existing under this Guaranty or any other related document, irrespective of whether or not Cornell shall have made any demand under this Guaranty or any other related document and although such Obligation may be contingent or unmatured. Cornell agrees to notify the Guarantor promptly after any such set-off and application made by Cornell, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Cornell under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Cornell may have under this Guaranty or any other related document in law or otherwise.

     Section 8. Event of Default."Event of Default" shall mean: (a) any failure by the Guarantor to pay any of the Guaranteed Obligations when due, subject to the conditions of this Guaranty set forth in Section 2(c) above, (b) a material breach by the Guarantor under this Agreement, (c) a material breach under the Limited Liability Company Agreements of TV The Movie Holdings, LLC or Beer League Holdings, LLC which affects the rights or interests of Cornell (d) a material breach by Ckrush under the Subscription Agreement which affects the rights or interests of Headliners (e) a material breach under the Ckrush Security Agreement (f) a material breach under the Pledge and Escrow Agreement dated the date hereof by and among Cedric Kushner Promotions, Inc., Cornell, and David Gonzalez, Esq. (g) the occurrence of an Event of Default (as defined in the TV The Movie Security Agreement) under the TV The Movie Security Agreement,
(h) the occurrence of an Event of Default (as defined in the Beer League Security Agreement) under the Beer League Security Agreement (i) the Guarantor shall (i) fail to, be unable to or otherwise does not generally pay its debts as they become due, (ii) conceal, remove or transfer any of its assets and properties in violation or evasion of any bankruptcy, fraudulent conveyance or similar applicable law, (iii) make an assignment for the benefit of its creditors, (iv) petition or apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties, (v) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code,
(vi) file with or otherwise submit to any governmental authority any petition, answer or other document seeking (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation, (vii) be adjudicated bankrupt or insolvent, or (viii) take any action for the purpose of effectuating, approving or consenting to any of the other actions or events described in this subsection; (j) any case, proceeding or other action shall be commenced against the Guarantor for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (whether in whole or in part), anything specified in subsection (j) of this Section, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to the Guarantor or all or a substantial part of the assets and properties of the Guarantor or any of its respective principals or other affiliates; and (k) one or more final judgments for the payment of money in excess of $100,000 shall be rendered against the Guarantor and the same shall remain undischarged for a period of 30 days during which levy and execution shall not be effectively stayed or contested in good faith.

     Section 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to each Guarantor, to it at the address below its name on the signature page hereto, or if to Cornell, to it at its address set forth in the Convertible Debenture; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if mailed, when received or three days after deposited in the mail, whichever occurs first, (ii) if telecopied, when transmitted and confirmation is received, or (iii) if delivered, upon delivery.

     Section 10. THIS GUARANTY SHALL BE DEEMED TO BE MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY WITHOUT GIVING EFFECT TO THE PRINCIPALS OF CONFLICT OF LAWS THEREOF. EACH OF THE PARTIES CONSENTS TO THE JURISDICTION OF THE U.S. DISTRICT COURT SITTING IN THE DISTRICT OF THE STATE OF NEW JERSEY OR THE STATE COURTS OF THE STATE OF NEW JERSEY SITTING IN HUDSON COUNTY, NEW JERSEY IN CONNECTION WITH ANY DISPUTE ARISING UNDER THIS DEBENTURE AND HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION BASED ON FORUM NON CONVENIENS TO THE BRINGING OF ANY SUCH PROCEEDING IN SUCH JURISDICTIONS.

     SECTION 11.  WAIVER OF JURY TRIAL,  ETC. THE  GUARANTOR  HEREBY  WAIVES ANY
RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF CORNELL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT CORNELL WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. THE GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR CORNELL ENTERING INTO THIS AGREEMENT.

     Section 12. Taxes.

          (a) All payments made by the Guarantor hereunder will be made without setoff, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority (collectively, "Taxes") thereof or therein with respect to such payments (but excluding any Tax imposed on or measured by the net income or net profits Cornell imposed on it pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of Cornell is located). If the Guarantor shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any related document,

               (i) the Guarantor shall make such deduction or withholding,

               (ii) the Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law, and

               (iii) as promptly as possible thereafter, the Guarantor shall send Cornell an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to Cornell, as the case may
be) evidencing payment of the amount or amounts so deducted or withheld.

          (b) In addition, the Guarantor agrees to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Agreement or any related document.

     Section 13. Miscellaneous.

          (a) The Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to Cornell, at such address specified by Cornell from time to time by notice to the Guarantor.

          (b) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and Cornell, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Guarantor and Cornell, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (c) No failure on the part of Cornell to exercise, and no delay in exercising, any right hereunder, under the Convertible Debenture, or under any related document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder, under the Convertible Debenture, or under any other related document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of Cornell provided herein, in the Convertible Debenture, and in the other related document are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Cornell under the Convertible Debenture against any party thereto are not conditional or contingent on any attempt by Cornell to exercise any of their rights under the Convertible Debenture or any other related document against such party or against any other Person.

          (d) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (e) This Guaranty shall (i) be binding on the Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of Cornell hereunder, to the benefit of Cornell and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, Cornell may assign or otherwise transfer its rights under the Convertible Debenture to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to Cornell herein or otherwise. None of the rights or Obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of Cornell.

          (f)  This   Guaranty   reflects  the  entire   understanding   of  the
transactions contemplated hereby shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

          (g) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                           [signature page to follow]

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty Agreement to be executed by an officer thereunto duly authorized, as of the date first above written.


CEDRIC KUSHNER PROMOTIONS, INC.

By:  /s/ Jim DiLorenzo
     -----------------
Name:    Jim DiLorenzo
Title:   Executive Vice President
Address for Notices:
1414 Avenue of the Americas, Suite 406
New York, NY 10019


CKRUSH ENTERTAINMENT, INC.

By:  /s/ Jim DiLorenzo
     -----------------
Name:    Jim DiLorenzo
Title:   Executive Vice President
Address for Notices:
1414 Avenue of the Americas, Suite 406
New York, NY 10019


CORNELL CAPITAL PARTNERS, L.P.

By:  Yorkville Advisors, LLC
Its:  General Partner


By:  /s/ Mark Angelo
     ---------------
Name:    Mark Angelo
Title:   Portfolio Manager
Address for Notices:
101 Hudson Street, Suite 3700
Jersey City, NJ 07302